UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code:      (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

        On January 26, 2005, we were informed by Deloitte & Touche LLP (“D&T”) that it will resign as the Company’s independent registered public accounting firm upon the completion of D&T’s review of the interim financial information to be included in our Quarterly Report on Form 10-Q for our second quarter that ended on December 31, 2004. We have been informed by D&T that its decision to resign is not the result of any disagreements between us and D&T on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

        Our Audit Committee did not recommend or approve a change in the Company’s accountants. However, in December 2004, that Committee did request proposals for the audit of our fiscal 2005 financial statements not only from D&T, but also from other independent registered public accounting firms. As a result, we expect to be able to engage a new independent outside auditor within the next two weeks. Accordingly, we believe that we will be able to complete the Quarterly Report on Form 10-Q for our third quarter ending March 31, 2005 on a timely basis and to complete our fiscal 2005 audit and our internal control work in sufficient time for us to meet the filing deadline for our Annual Report on Form 10-K for our fiscal year ending June 30, 2005 and at the same time satisfy the requirements of Section 404 of the Sarbanes-Oxley Act.

        The audit reports of D&T on our financial statements for fiscal years ended June 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the period from July 1, 2002, the beginning of fiscal 2003, to the date of this Report, there have been no disagreements between us and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to D&T’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

        During the period from July 1, 2002 to the date of this Report, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        We have provided D&T with a copy of this disclosure and have requested D&T to furnish us with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements that we have made in this Report. A copy of D&T’s letter is attached to this Report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibit is being filed with this Form 8−K:

           16.1  Letter dated February 1, 2005  from Deloitte & Touche LLP to the Securities and Exchange Commission as to the statements regarding
                Deloitte & Touche LLP included in this Current Report on Form 8−K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.
Date: February 1, 2005	By: /s/ MICHAEL J. LEWIS
Michael J. Lewis, Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit No.   Description

16.1   Letter dated February 1, 2005  from Deloitte & Touche LLP to the Securities and Exchange Commission as to the statements regarding
      Deloitte & Touche LLP included in this Current Report on Form 8−K.

E-1